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                                                                    Exhibit 99.1

















                                     CONFIDENTIAL





                     Maidenform Worldwide, Inc. and Subsidiaries






                       August 1998 Financial Reporting Package

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                       AUGUST 1998 FINANCIAL REPORTING PACKAGE

                                       CONTENTS



Schedule                                                          Page
                                                                  ----

August 1998 Month
     - Income Statement                                              1
     - Balance Sheet                                                 2
     - Cash Flow Statement                                           3

August 1998 YTD
     - Income Statement                                              4
     - Cash Flow Statement                                           5

                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                         AUGUST 1998 MONTH INCOME STATEMENT
                                     UNAUDITED
                                   (in thousands)


                                                              ACTUAL
                                                            ----------
Net sales
     Wholesale                                              $   14,536
     Retail                                                      5,798
                                                            ----------
     Total                                                      20,334

Cost of sales                                                   13,428
                                                            ----------

Gross profit                                                     6,906
     %                                                           34.0%

Operating expenses
     Design                                                        310
     General and administrative                                  1,478
     Advertising                                                   119
     Coop - advertising                                            422
     Selling                                                     1,145
     Selling - Retail                                            1,797
     Distribution                                                  988
                                                            ----------
     Total                                                       6,259
                                                            ----------

Income (Loss) before
     interest and taxes (EBIT)                                     647

Interest expense                                                   432
Reorganization cost                                                171
                                                            ----------
Pretax loss                                                         44

Taxes                                                               48
                                                            ----------
Net loss                                                    $       (4)
                                                            ----------
                                                            ----------

EBIT                                                        $      647

Depreciation                                                       358
                                                            ----------

EBITDAR                                                     $    1,005
                                                            ----------
                                                            ----------

                                         (1)
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                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                      BALANCE SHEETS FOR THE PERIODS INDICATED
                                     UNAUDITED
                                   (in thousands)

                                                              AS OF
                                                          AUGUST 25, 1998
                                                          ---------------
                                                              ACTUAL
                                                          ---------------

ASSETS
Current assets
  Cash and cash equivalents                                 $    4,438
  Accounts receivable, net                                      23,120
  Inventories, net                                              65,721
  Other current assets                                           2,807
  Insurance receivable                                           2,364
                                                            ----------
     Total current assets                                       98,450
Property, plant & equipment, net                                32,375
Other assets                                                     4,323
                                                            ----------
     TOTAL ASSETS                                           $  135,148
                                                            ----------
                                                            ----------
LIABILITIES
Current liabilities
  Liabilities not subject to compromise
     Current Liabilities:
       Accounts payable                                     $    9,137
       Accrued expenses                                         14,218
       Cash collateral loan                                     29,637
       Revolver                                                  8,984
                                                            ----------
          Total current liabilities                             61,976
     Liabilities subject to compromise                         215,838
     Other liabilities                                             635
                                                            ----------
     TOTAL LIABILITIES                                         278,449
                                                            ----------
                                                            ----------
EQUITY
Stock                                                                5
Paid in capital                                                 40,899
Accumulated deficit                                           (173,178)
Year to date loss                                              (11,027)
                                                            ----------
   TOTAL  DEFICIT                                             (143,301)

TOTAL LIABILITIES AND DEFICIT                               $  135,148
                                                            ----------
                                                            ----------

                                         (2)
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                     MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                     AUGUST 1998 MONTH STATEMENT OF CASH FLOWS
                                     UNAUDITED
                                   (in thousands)
                                                              ACTUAL
                                                            ----------
OPERATING ACTIVITIES

Net loss                                                    $       (4)
Adjustments to reconcile net loss to net cash
  used in operating activities:
    Depreciation and amortization                                  358
    Changes in operating assets and liabilities:
     Decrease (Increase) in accounts receivable                    858
     Decrease in inventories                                       906
     Increase in prepaid expenses and other assets                 (90)
     Decrease in insurance receivable                            1,146
     Increase in accounts payable, accrued expenses,
      taxes and sundry liabilities                               1,121
                                                            ----------
Net cash provided by operating activities                        4,295
                                                            ----------

INVESTING ACTIVITIES
Additions to property, plant and equipment (Net)                  (133)
                                                            ----------
Net cash used in investing activities                             (133)
                                                            ----------

FINANCING ACTIVITIES
Net (repayments) borrowings under revolving credit loan         (4,998)
                                                            ----------
Net cash (used in) provided by financing activities             (4,998)
                                                            ----------

Decrease in cash                                                  (836)
Cash at beginning of period                                      5,274
                                                            ----------
Cash at end of period                                       $    4,438
                                                            ----------
                                                            ----------

                                         (3)
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                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                          AUGUST 1998 YTD INCOME STATEMENT
                                     UNAUDITED
                                   (in thousands)

                                                              ACTUAL
                                                            ----------
Net sales
     Wholesale                                              $  104,007
     Retail                                                     35,300
                                                            ----------
     Total                                                     139,307

Cost of sales                                                   96,245
                                                            ----------

Gross profit                                                    43,062
     %                                                           30.9%

Operating expenses
     Design                                                      2,676
     General and administrative                                 11,214
     Advertising                                                 1,027
     Coop - advertising                                          3,177
     Selling                                                     9,073
     Selling - Retail                                           13,231
     Distribution                                                7,835
                                                            ----------
     Total                                                      48,233
                                                            ----------

Loss before interest and taxes (EBIT)                           (5,171)

Interest expense                                                 3,490
Reorganization cost                                              2,008
                                                            ----------
Pretax loss                                                    (10,669)

Taxes                                                              358
                                                            ----------

Net loss                                                    $  (11,027)
                                                            ----------
                                                            ----------

EBIT                                                        $   (5,171)

Depreciation                                                     3,241
                                                            ----------

EBITDAR                                                     $   (1,930)
                                                            ----------
                                                            ----------


                                         (4)

                     MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                      AUGUST 1998 YTD STATEMENT OF CASH FLOWS
                                     UNAUDITED
                                   (in thousands)
                                                              ACTUAL
                                                            ----------

OPERATING ACTIVITIES

Net loss                                                    $  (11,027)
Adjustments to reconcile net loss to net cash used in
  operating activities:
   Depreciation and amortization                                 3,241
   Changes in operating assets and liabilities:
   Increase in accounts receivable                              (6,171)
   Decrease in inventories                                       1,534
   Decrease in prepaid expenses and other assets                 4,910
   Increase in insurance receivable                             (1,633)
   Increase (decrease) in accounts payable, accrued
     expenses, taxes and sundry liabilities                      4,590
                                                            ----------
Net cash used in operating activities                           (4,556)
                                                            ----------

INVESTING ACTIVITIES
Additions for Vallodolid expansion                                (300)
Additions to property, plant and equipment (Net)                (1,901)
                                                            ----------
Net cash used in investing activities                           (2,201)
                                                            ----------

FINANCING ACTIVITIES
Net borrowings under revolving credit loan                       4,094
                                                            ----------
Net cash provided by financing activities                        4,094
                                                            ----------

Decrease in cash                                                (2,663)
Cash and Cash Equivalents at beginning of year                   7,101
                                                            ----------
Cash and Cash Equivalents at end of period                  $    4,438
                                                            ----------
                                                            ----------

                                         (5)